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                                                 Exhibit 10(d)

  THIS THIRD AMENDMENT TO THE CROWN CENTRAL PETROLEUM
  CORPORATION RETIREMENT PLAN, made on this 18th day of December, 1997 BY CROWN CENTRAL PETROLEUM
  CORPORATION, a Maryland Corporation:

                                    WITNESSETH
                                    ----------

    WHEREAS, Crown Central Petroleum Corporation
  (the "Company") maintains the Crown Central
  Petroleum Retirement Plan, originally effective as of January 1, 1950 and as subsequently amended and restated (the "Plan"). The Company has the power to amend the Plan and now wishes to do so.

    NOW, THEREFORE, the Plan is amended as follows:

    I.   Effective July 1, 1993, Section 5.8 is
  amended by addition of new subsection (h) to read as follows:
              "(h) The annual benefit payable to or
  in respect of a Participant which is otherwise limited by the dollar limitation described in this
  Section 5.8(a)(i)(x), shall be increased in accordance with cost-of-living adjustments of such limitation as prescribed by the Secretary of the Treasury or his delegate, including for such adjustments made after the commencement of the Participant's Pension."

    II.  Section 6.1(d)(i) is amended to read in
  its entirety as follows:

    "(i) Effective January 1, 1998, except as provided in subsection (d)(ii), if the present value of a Pension payable under the Plan, including Pensions payable to Beneficiaries, is $5,000 or less on the commencement date of the Participant's or Beneficiary's benefit, the
  Actuarial Equivalent present value shall be paid in a single-sum payment. However, in the case of distributions to Participants and Spouses, if the present value of a benefit has ever exceeded
  $5,000, the Participant and his Spouse, if any, must consent in writing to the distribution before it may be made. Payment shall be made as soon as practicable following the Participant's last day of service or as soon as practicable after an election is made by a Beneficiary."

  III.   Section 1.8(a) is amended by striking
     "and" at the end of paragraph (5) and by striking the period and inserting the following in lieu thereof:

  ", and

    (7)  individual recognition awards under an
  established program, paid in cash or property."

    IV.  In all respects not amended, the Plan is
  hereby ratified and confirmed.
                              *   *   *   *   *   *

  IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and its corporate seal duly attested as of the day and year first above written.

         ATTEST:          CROWN CENTRAL PETROLEUM
                            CORPORATION



  /s/ - - Dolores B. Rawlings                 By /s/ - -
  Henry A. Rosenberg, Jr.
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        Secretary                      Chairman of the
  Board